Leases - Carrying value of property leased or held for lease to others (Details) - Property leased or held for lease $ in Thousands	Sep. 30, 2016 USD ($)
Construction aggregates property	$ 35,292
Commercial property	270,911
Carrying Value of property owned by the Company leased or held for lease, gross	306,203
Less accumulated depreciation and depletion	79,479
Carrying Value of property owned by the Company leased or held for lease, net	$ 226,724